June 3, 2003

                      DREYFUS PREMIER EMERGING MARKETS FUND
                 (a Series of Dreyfus International Funds, Inc.)

                Supplement to Prospectus Dated November 15, 2002

      The   following   information   replaces  and  supersedes  the  Prospectus
Supplement dated March 13, 2003.

      The fund intends to close to new investors as of the close of business on August 29, 2003 (the "Closing Date"). Shareholders of the fund at that time may continue to buy shares in existing accounts. Shareholders whose accounts have a zero balance on or after the Closing Date will be prohibited from reactivating the account or opening a new account. Investors who do not own shares of the fund at the Closing Date generally will not be allowed to buy shares of the fund, except that new accounts may be established by participants in most group employer retirement plans (and their successor plans) and by most wrap accounts, if the fund has been established as an investment option under the plans or by the wrap accounts, as applicable, before the Closing Date. Financial institutions maintaining omnibus accounts with the fund will be prohibited from accepting purchase orders from new investors after the Closing Date. Investors may be required to demonstrate eligibility to buy shares of the fund before an investment is accepted after the Closing Date. The board reserves the right to reopen the fund to new investors after the Closing Date, should circumstances change.

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